MASTERS’ SELECT FUNDS TRUST

Supplement dated October 3, 2008
to Prospectus of the Masters’ Select Funds dated April 30, 2008

Notice to Existing and Prospective Shareholders of Masters’ Select Equity and Value Funds:

Effective October 2, 2008, Clyde McGregor of Harris Associates L.P. is added as a portfolio manager to the Masters’ Select Equity Fund and the Masters’ Select Value Fund.

Effective October 2, 2008, Bill Miller of Legg Mason Capital Management is removed as a portfolio manager to the Masters’ Select Equity Fund and Masters’ Select Value Fund.  All references in the Prospectus dated April 30, 2008 to Bill Miller and Legg Mason Capital Management are hereby deleted.

The following information replaces the table on page 5 of the Prospectus:
(Changes are in bold face type)

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

Christopher Davis/ Kenneth Feinberg Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price

Bill D’Alonzo and Team Friess Associates, LLC	10%	All sizes, emphasis is on small and mid-sized companies	Growth

Mason Hawkins Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value

Clyde McGregor Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value

Frank Sands, Jr./ Michael Sramek Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth

Robert Turner/ Christopher McHugh/ William McVail Turner Investment Partners, Inc.	10%	All sizes, but mostly large and mid-size companies	Growth

Richard Weiss Wells Capital Management, Inc.	10%	All sizes, emphasis is on small and mid-sized companies	Growth at a reasonable price

The following information replaces the table on page 8  of the Prospectus.  Effective as of the date of this supplement, the target percentages listed below supersede the target percentages in the biographical sections of each manager listed in the Prospectus that are found beginning on page 31.
(Changes are in bold face type)
INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

Mason Hawkins Southeastern Asset Management, Inc.	30%	All sizes	Value

Clyde McGregor Harris Associates L.P.	20%	All sizes but mostly large and mid-sized companies	Value

Bill Nygren Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value

Michael Embler and Peter Langerman Franklin Mutual Advisers, LLC	30%	All sizes	Value

The following text is inserted on page 21 of the Prospectus under the heading “Masters’ Select Equity Fund Portfolio Managers”:

Clyde McGregor CFA
Harris Associates L.P.
Two North LaSalle Street
Chicago, IL  60602

Clyde McGregor is the portfolio manager responsible for the segment of the Equity Fund’s assets allocated to Harris Associates, L.P. (Harris). McGregor is a partner and portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980’s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

McGregor is responsible for managing approximately 20% of the Equity Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

The following text is inserted on page 31 of the Prospectus under the heading “Masters’ Select Value Fund Portfolio Managers”:

Clyde McGregor CFA
Harris Associates L.P.
Two North LaSalle Street
Chicago, IL  60602

Clyde McGregor is the portfolio manager responsible for a portion of  the segment of the Value Fund’s assets allocated to Harris Associates, L.P. (Harris). McGregor is a partner and portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investments business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980’s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

McGregor is responsible for managing approximately 20% of the Value Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

Please keep this Supplement with your Prospectus.